UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 10, 2013

LIBERTY MEDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35707	37-1699499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.
Englewood, Colorado 80112
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Liberty Media Corporation ("Liberty" or "the Company") hereby files this Current Report on Form 8-K/A to amend certain aspects of Item 7.01 and Exhibit 99.2 of the original Form 8-K filed with the Securities and Exchange Commission on October 17, 2013 for the sole purpose of updating the time of the release of the Company's third quarter earnings on November 5, 2013.

Item 7.01. Regulation FD Disclosure.
On October 24, 2013, Liberty issued a press release, attached hereto as Exhibit 99.2, announcing it will release its third quarter earnings on Tuesday, November 5th at 3:15 p.m. (ET). Greg Maffei, the Company's President and CEO, will host the call. During the call, Mr. Maffei will discuss the Company's financial performance and outlook.
The information furnished pursuant to this Item 7.01, including Exhibit 99.2, is being furnished to the SEC under Item 7.01 of Form 8-K/A in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Name
99.2	Press Release issued by Liberty Media Corporation, dated October 24, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2013

LIBERTY MEDIA CORPORATION

By:     /s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name
99.2	Press Release issued by Liberty Media Corporation, dated October 24, 2013.